SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Valpey-Fisher Corporation
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VALPEY-FISHER CORPORATION
(A Maryland corporation)

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME	10:00 A.M. on May 14, 2009

PLACE	VALPEY-FISHER CORPORATION 75 South Street Hopkinton, Massachusetts 01748

ITEMS OF BUSINESS	(1) Election of six (6) directors; and
(2) Consideration of such other business as may properly come before the meeting.

RECORD DATE	You are entitled to vote if you were a stockholder at the close of business on March 27, 2009.

VOTING BY PROXY
Please fill in, sign and mail the enclosed proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions.  For specific instructions, please refer to the Questions and Answers beginning on page 1 of the proxy statement and the instructions on the proxy card.

By Order of the Board of Directors John J. McArdle III Secretary

This notice of meeting and proxy statement and
accompanying proxy card are being distributed on or about
April 10, 2009

Important Notice Regarding the Availability of
Proxy Materials for the Stockholder Meeting
To be Held on May 14, 2009

Copies of this proxy statement, form of proxy card and our annual report to stockholders are available at www.valpeyfisher.com/annualmeeting.  The Board recommends a vote FOR the nominated state of directors (see pages 4-5).

VALPEY-FISHER CORPORATION
75 South Street
Hopkinton, Massachusetts 01748
________________________

PROXY STATEMENT
__________________________

Annual Meeting of Stockholders

May 14, 2009

This proxy statement contains information related to the Annual Meeting of Stockholders of Valpey-Fisher Corporation (the “Company”), to be held on May 14, 2009, beginning at 10:00 a.m., at the offices of the Company, 75 South Street, Hopkinton, Massachusetts  01748, and at any postponements or adjournments of the meeting.  The enclosed proxy is solicited by the Board of Directors.

ABOUT THE MEETING

What is the purpose of the annual meeting?

At the Company’s Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of six  directors. In addition, the Company’s management will report on the performance of the Company during 2008 and respond to questions from stockholders.

What information is contained in these materials?

The information included in this proxy statement relates to the matters to be voted on at the meeting, the voting process, the compensation of directors and the Company’s most highly paid officers, and certain other required information.  The Company’s 2008 Annual Report which contains the Company’s 2008 Consolidated Financial Statements accompanies this proxy statement.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the record date, March 27, 2009, are entitled to receive notice of the Annual Meeting and to vote the shares of Common Stock that they held on that date at the meeting, or any postponements or adjournments of the meeting.

What are the voting rights of the holders of Common Stock of the Company?

Each outstanding share of Common Stock will be entitled to one vote on each matter to be voted upon at the meeting.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business.  As of March 27, 2009, 4,297,898 shares of Common Stock of the Company were outstanding.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct.  If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person.  “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

Yes.  Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date.  The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.  The Board recommends a vote FOR election of the nominated slate of directors (see pages 4-5).

Other than the election of directors as described in this proxy statement, the Company does not expect any matters to be presented for a vote at this Annual Meeting.  If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.  If for any unforeseen reason any of the nominees named in this proxy statement is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

What vote is required to approve each item?

The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors.  A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee will not be permitted to exercise voting discretion with respect to certain matters.  Thus, if you do not give your broker or nominee specific instructions, your shares will not be voted on that matter and will not be counted in determining the number of shares necessary for approval.  Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

COMMON STOCK OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Set forth in the table below is information concerning the ownership as of March 27, 2009 of the Common Stock of the Company by persons who, to the knowledge of the Board of Directors, own more than 5% of the outstanding shares of Common Stock of the Company.  The table also shows information concerning beneficial ownership by all other directors, by each nominee for director, by each of the named executive officers of the Company and by all directors and executive officers as a group.  Unless otherwise indicated, the beneficial owners have sole voting and investment power with respect to the shares beneficially owned.

Name and Address of Beneficial Owner	Amount Beneficially Owned	Percentage of Class

Michael J. Ferrantino 75 South Street Hopkinton, MA 01748	510,045 (1)	10.9%

Mary R. and Emile Vaccari 508 40th Street Union City, NJ 07087	311,100	7.2%

Robert W. Valpey Route 25 P.O. Box 249 Center Harbor, NH 03226	290,254 (2)(3)	6.8%

Ted Valpey, Jr. P.O. Box 4100 Portsmouth, NH 03802	1,041,552 (4)	24.2%

Other Directors, Nominees and Executive Officers

Mario Alosco	9,337 (5)	less than 1.0%
Richard W. Anderson	141,506 (6)	3.3%
Eli Fleisher	152,337 (7)	3.5%
Lawrence Holsborg	166,737 (5)	3.9%
John J. McArdle, III	198,380 (8)	4.6%
Michael J. Kroll	144,613 (9)	3.3%
Michael J. Ferrantino, Jr.	80,296 (10)	1.8%
Directors and Executive Officers as a Group (consisting of 10 individuals)	2,483,321 (1-11)	50%
______________________________
(1)	Includes 382,845 shares issuable upon exercise of currently exercisable stock options.
(2)	Includes 150,000 shares, as to which Mr. Robert Valpey disclaims beneficial ownership, held by a trust of which he is one of four trustees.
(3)	Includes 1,500 shares jointly owned by Mr. Robert Valpey’s wife.
(4)
All such shares are held in the Theodore S. Valpey Revocable Trust.  Of such shares, 520,000 shares are pledged to a bank to secure indebtedness of Mr. Valpey to such bank and 75,000 shares are held in a margin account.

(5)	Includes 9,337 shares issuable upon exercise of currently exercisable stock options.
(6)
Includes 127,500 shares of Common Stock held by Massachusetts Capital Resource Company as to which Mr. Anderson disclaims beneficial ownership.  By virtue of his position as President and Chief Investment Officer of Massachusetts Capital Resource Company, Mr. Anderson has shared power to vote the shares of the Company owned by Massachusetts Capital Resource Company.  Includes 14,006 shares issuable upon exercise of currently exercisable stock options.

(7)	Includes 2,250 shares owned by Mr. Fleisher’s wife as to which he disclaims beneficial ownership. Includes 2,337 shares issuable upon exercise of currently exercisable stock options.
(8)	Includes 53,625 shares owned by Mr. McArdle’s wife as to which he disclaims beneficial ownership. Includes 9,337 shares issuable upon exercise of currently exercisable stock options.
(9)	Includes 20,050 shares jointly owned by Mr. Kroll’s wife and 108,959 shares issuable upon exercise of currently exercisable stock options.
(10)	Includes 66,096 shares issuable upon exercise of currently exercisable stock options.
(11)
Includes an aggregate of 640,772 shares issuable upon exercise of currently exercisable stock options including those described in footnotes 1 and 5 through 10 and an aggregate of 520,000 shares pledged as described in footnote 4.

1.  ELECTION OF DIRECTORS

Nominees

On March 30, 2009, the Board of Directors of the Company amended Article III, Section 1 of the Bylaws of the Company effective at the time of the 2009 Annual Meeting of Stockholders decreasing the number of directors from seven to six.

Six directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting and until his successor is elected and qualified.  Each of the nominees set forth below was elected a director at the last Annual Meeting of Stockholders and has served continuously since the year he was first elected.  John J. McArdle III, a director of the Company since 1992, is not standing for reelection and will cease his service on the Board of Directors as of the date of the Annual Meeting.

The following table sets forth certain information furnished to the Company regarding the persons who are nominees for election as directors of the Company:

Name of Nominee	Principal Occupation for Past Five Years	Year First Elected Director	Age

Mario Alosco	From September 2005, Partner, Mainstay Partners (executive search consultants). From prior to 2004 to August 2005, President/Founder of Mosaic Management Solutions (executive search consultants).	2004	55

Richard W. Anderson	President and Chief Investment Officer of Massachusetts Capital Resource Company (a private investment company) from January 2008. Senior Vice President of Massachusetts Capital Resource Company from prior to 2004 through 2007.	2000	61

Eli Fleisher	Investor since prior to 2004.	1977	81

Michael J. Ferrantino	President and Chief Executive Officer of the Company since prior to 2004.	2002	66

Lawrence Holsborg	Investor since prior to 2004.	1986	75

Ted Valpey, Jr.	Investor; Chairman of the Company since prior to 2004.	1980	76

Other Directorships

Except as set forth below none of the directors or nominees is a director of any company (other than the Company) which is subject to the reporting requirements of the Securities Exchange Act of 1934 or which is a registered investment company under the Investment Company Act of 1940.

Name	Director of
Richard W. Anderson	Providence and Worcester Railroad Company

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and holders of more than 10% of the Company’s Common Stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of the Company’s securities.  The Company believes that, during 2008, its directors, executive officers and 10% shareowners complied with all Section 16(a) filing requirements.  In making this statement, the Company has relied upon examination of the copies of Forms 3, 4 and 5 provided to the Company and the written representations of its directors, executive officers and certain stockholders.

CORPORATE GOVERNANCE

Independence of Directors

The Board currently consists of seven directors, and after the upcoming annual meeting assuming all of the nominees are elected will consist, of six directors, four of whom the Board has affirmatively determined have no relationship with the Company or its subsidiaries which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are independent, as defined in the applicable NASDAQ Listing Standards. The four independent directors are Mario Alosco, Richard W. Anderson, Eli Fleisher, and Lawrence Holsborg.

Board Structure and Committee Composition

The Board maintains four standing committees:  the Audit, Compensation, Executive and Nominating Committees.  The Audit, Nominating and Compensation Committees are composed entirely of independent directors as defined in the NASDAQ Listing Standards.  Members of the Audit Committee each meet the enhanced independence standards for audit committee members.  The charters for each of the Audit, Compensation and Nominating Committees are available on Valpey-Fisher’s website, www.valpeyfisher.com (under the “Investors/Corporate Governance” caption).

During fiscal 2008, the Board held nine meetings.  Each incumbent director attended at least 75% of all Board meetings and meetings of committees of which such director was a member.  Directors are expected to attend the Company’s annual meeting of stockholders.  All incumbent directors attended the last annual meeting of stockholders in June 2008.

Audit Committee

The Audit Committee has been established in accordance with Section 3(a)(58)A of the Securities Exchange Act of 1934 as amended.  The Audit Committee is responsible for retaining, evaluating and, if appropriate, terminating the Company’s independent auditors.  The Audit Committee assists the Board in oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.  In addition, the Committee renders its report for inclusion in the Company’s annual proxy statement.

The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.  The Audit Committee held four meetings in fiscal year 2008.  The current members of the Audit Committee are Richard W. Anderson, Lawrence Holsborg and Eli Fleisher.  The Board has determined that Richard W. Anderson, an independent director, is an audit committee financial expert.  Mr. Anderson acquired his financial expertise over his forty year career which includes twelve years as a commercial banker and twenty-eight years as an investment officer, the last two of which has been as chief investment officer, of a private investment company.

The report of the Audit Committee is included in this proxy statement on pages 10-11.

Executive Committee

The Executive Committee has all authority of the Board of Directors except that which by law cannot be delegated by the Board of Directors.  The Executive Committee consists of Richard W. Anderson, Michael J. Ferrantino, John J. McArdle III and Ted Valpey, Jr. During fiscal 2008 the Executive Committee did not meet.

Nominating Committee

The Nominating Committee reviews and makes recommendations to the Board regarding potential candidates for nomination as director.  It assists the Board in fulfilling its responsibilities by identifying individuals qualified to become directors and selecting, or recommending that the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the stockholders, and advising the Board and the committees of the Board regarding their membership.

The Nominating Committee held one meeting in fiscal year 2008.  The current members of the Nominating Committee are Mario Alosco, Richard W. Anderson and Lawrence Holsborg.

Compensation Committee

The Compensation Committee assists the Board in discharging its responsibilities relating to compensation of the Company’s Chief Executive Officer and other executives.  In addition, the Committee reviews and recommends to the Board of Directors the Company’s Key Employee Bonus Plans for each year and reviews and recommends to the Board of Directors option grants pursuant to the Company’s Stock Option Plans.

The Compensation Committee held two meetings in fiscal year 2008.  The current members of the Compensation Committee are Mario Alosco, Eli Fleisher and Lawrence Holsborg.

The Chair of the Committee reports to the Board significant matters dealt with by the Committee.  The minutes of meetings of the Compensation Committee are provided to all directors.

Historically, in undertaking its responsibilities, the Committee, at least annually, receives from the Chief Executive Officer recommendations for salary, as well as non-equity incentive awards under the plan in effect for the year, and stock option awards for named executive officers and other key employees. After considering and discussing the recommendations with the Chief Executive Officer, the Committee meets in executive session to consider each element of compensation. The Committee also reviews each element of the Chief Executive Officer’s compensation including salary based on various factors including the recommendation of the Chairman, and the Chief Executive Officer’s performance, achievement of personal objectives and operating targets. The Committee then recommends to the Board for its final approval, including the approval of at least a majority of the independent directors, each element of compensation for the Chief Executive Officer and other named executive officers.  In 2008, the Company promoted Michael Ferrantino, Jr. to Executive Vice President and Chief Operating Officer.  Based on the increase responsibilities, Mr. Ferrantino, Jr. base annual salary was increased by $15,000.   In 2008, the Board, including a majority of the independent directors, determined that all employees of the Company, excluding Mr. Ferrantino, Jr. and one other recently promoted executive, would receive a raise in salary of 3%.

Policy With Respect to Related Person Transactions

It is our policy, set forth in writing, not to permit any transaction in which the Company is a party and in which executive officers or directors, their immediate family members, or 5% shareholders have or will have a direct or indirect interest, other than

1.	transactions available to all employees;

2.	transactions involving compensation or business expense reimbursement approved by the Compensation Committee or by disinterested members of the Board of Directors; or

3.	transactions involving less than $5,000 when aggregated with all similar transactions.

Any issues as to the application of this policy shall be resolved by the Audit Committee of the Board of Directors.  A copy of our Statement of Policy with Respect to Related Person Transactions is available at our website, www.valpeyfisher.com (under the “Investors/Corporate Governance” caption).

Nomination of Directors

The Nominating Committee of the Company considers candidates for director proposed by directors, the Chief Executive Officer and stockholders.  Potential candidates are screened and interviewed by the Nominating Committee.  All members of the Board may interview the final candidates.  The same identifying and evaluating procedures apply to all candidates for directors’ nomination, including candidates submitted by stockholders.

The Company’s general criteria for the nomination of director candidates include the following:
▪	the candidates’ personal and professional ethics, integrity and values,
▪	mature judgment,
▪	management, accounting, finance, industry and technical knowledge,
▪	demonstrated skills in his/her area of present or past professional or business responsibility,
▪	an ability to work effectively with others,
▪	sufficient time to devote to the affairs of the Company,
▪	freedom from conflicts of interest.

Stockholder Nominees

The Nominating Committee will consider director candidates recommended by stockholders.  Any candidate proposed by stockholders for consideration by the Nominating Committee should include the candidate’s name and qualifications for Board membership and should be addressed to:

Chair
Nominating Committee
c/o Secretary
Valpey-Fisher Corporation
75 South Street
Hopkinton MA 01748

Communications with the Board

You can contact the Board or any director by writing to the Board or any director addressed to the Board or such director:

c/o Secretary
Valpey-Fisher Corporation
75 South Street
Hopkinton MA 01748

The Secretary will promptly forward any communication unaltered to the Board or the director.

Director Compensation

For 2008, Mr. Valpey, a director, Chairman of the Company since 1982 and President and Chief Executive Officer of the Company from April 1997 until September 2002, received a salary of $80,000, a matching 401(k) contribution of $2,440 and a profit sharing contribution of $781 under the Company’s Profit Sharing 401(k) Plan and $60,000 for office, secretarial and other business expenses.

The total 2008 compensation of each non-employee director is shown in the following table.

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (3)(4)	Total ($)

Mario Alosco	$10,100	$2,226	$13,326

Richard W. Anderson	$11,200	$3,339	$14,539

Eli Fleisher	$10,150	$2,226	$12,376

Lawrence Holsborg	$10,150	$2,226	$12,376

John J. McArdle III (2)	$13,050	$2,226	$15,276
____________________
(1)
Each outside director is paid an annual director’s fee of $2,500 plus $750 for each meeting of the Board of Directors attended.  Each outside director who is a member of a Committee is paid $750 for each Committee meeting attended and not held on the same day as a meeting of the Board of Directors.  For Committee meetings held on the same day as meetings of the Board of Directors, each outside director is paid for attendance at the rate of $350 per Committee meeting.

(2)	Mr. McArdle received $5,000 for acting as Secretary of the Company.
(3)
Amounts reflect the share-based compensation expense recognized by the Company in the year ended December 31, 2008, in accordance with Statement of Financial Accounting Standards No. 123R. Assumptions used in the calculation of these amounts are included in footnote 9 to the Notes to Consolidated Financial Statements contained in the Company’s Form 10-K for the year ended December 31, 2008.

(4)
At December 31, 2008, each of Messrs. Alosco, Holsborg and McArdle held outstanding options to purchase 10,374 shares of Common Stock of the Company, Mr. Anderson held options to purchase 15,562 shares of Common Stock of the Company, and Mr. Fleisher held options to purchase 3,112 shares of Common Stock of the Company.

Audit Committee Report

The Audit Committee has reviewed the Company’s audited consolidated financial statements for the year ended December 31, 2008 and discussed such statements with management and the Company’s independent auditors, Stowe & Degon, LLC (“S&D”).  Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. Management is responsible for the financial statements and the reporting process, including the system of internal controls.  The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.

The Audit Committee has discussed with S&D the matters required to be discussed by Statement on Auditing Standards No. 114 (the successor to Statement on Auditing Standards No. 61).  The Audit Committee received from S&D the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants communication with the Audit Committee concerning independence and has discussed with them their independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission.

Date:	March 27, 2009
The Audit Committee:
Richard W. Anderson, Chairman
Lawrence Holsborg
Eli Fleisher

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Stowe & Degon, LLC (“S&D”) for fiscal 2008 and 2007 and Grant Thornton LLP (“GT”) for fiscal 2007.

	2008	2007

Audit Fees (1)	$122,500	$217,000
Audit Related Fees(2)	0	$12,100
Tax Fees (3)	$7,500	$6,000
All Other Fees	0	0
____________________
(1)
Audit fees in 2008 represent fees for professional services provided by S&D in connection with the audit of the Company’s 2008 and 2007 financial statements and for the review of the Company’s financial statements included in the Company’s 2008 Quarterly Reports on Form 10-Q.  Audit fees in 2007 represent fees for professional services provided by GT in connection with the audit of the Company’s 2007 financial statements and for the review of the Company’s financial statements included in the Company’s 2007 Quarterly Reports on Form 10-Q.

(2)	Audit related fees billed to the Company by S&D were for internal control review services for fiscal 2007.
(3)	Tax fees billed to the Company by S&D and GT in each of 2008 and 2007, respectively, were for professional services reviewing tax returns and providing tax advice.

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services.  The Chairman of the Audit Committee has been delegated the authority by the Committee to pre-approve the engagement of the independent auditors when the entire Committee is unable to do so.  The Chairman must report such pre-approvals to the entire Audit Committee at the next committee meeting.  In 2008, all audit related fees and tax fees were approved by the Audit Committee.

EXECUTIVE OFFICERS OF THE COMPANY

The names, ages and offices of the executive officers of the Company are as follows:

Name	Age	Office
Michael J. Ferrantino	66	President and Chief Executive Officer
Michael J. Kroll	60	Vice President, Treasurer and Chief Financial Officer
Michael J. Ferrantino, Jr.	37	Executive Vice President and Chief Operating Officer
Walt Oliwa	59	Senior Vice President Engineering

The term of office for each of our officers is until the first meeting of the Board of Directors following the annual meeting of stockholders and until a successor is chosen and qualified.

Mr. Ferrantino was named President and Chief Executive Officer of the Company on September 30, 2002 and was elected to the Board of Directors of the Company on October 23, 2002. Mr. Ferrantino is the father of Michael J. Ferrantino, Jr.

Mr. Kroll has been Vice President and Treasurer of the Company since 1982 and was named Chief Financial Officer in May 2002.

Mr. Ferrantino, Jr. was named Executive Vice President and Chief Operating Officer of the Company on September 30, 2008.  From January 1, 2004 to September 30, 2008, he was Vice President, Control Components Group of the Company.  From January 13, 2003 to January 1, 2004, he was Vice President of Sales and Marketing of the Company.  Mr. Ferrantino, Jr. is the son of Michael J. Ferrantino.

Mr. Oliwa was named Senior Vice President Engineering of the Company on September 30, 2008. From May 16, 2005 to September 30, 2008, he was Vice President of Research and Development of the Company. From August 2003 to December 2004, he was Senior Product Development Manager of Micro Networks division of Integrated Circuit Systems, Inc. From prior to 2003 to August 2003, he was Vice President of Engineering of Micro Networks Corporation.

EXECUTIVE COMPENSATION

Summary of Executive Compensation

The Summary Compensation Table below sets forth compensation information for our Chief Executive Officer and our two other most highly compensated executive officers during 2008 and 2007.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Stock Awards ($) (1)		Option Awards ($) (2)		Non-Equity Incentive Plan Compensation ($) (3)		All Other Compensation ($)			Total ($)

Michael J. Ferrantino, President and Chief Executive Officer	2008 2007	$ $	258,391 250,923	$ $	0 41,500	$ $	0 53,700	$ $	73,283 161,941	$ $	9,107 43,839	(4) (4)	$ $	340,781 551,903

Michael J. Kroll, Vice President, Treasurer and Chief Financial Officer	2008 2007	$ $	139,531 135,499	$ $	0 0	$ $	11,255 15,230	$ $	35,894 50,235	$ $	7,559 8,819	(5) (5)	$ $	194,239 209,783

Michael J. Ferrantino, Jr., Executive Vice President and Chief Operating Officer	2008 2007	$ $	142,512 135,499	$ $	0 0	$ $	12,690 17,640	$ $	58,327 79,887	$ $	7,878 9,745	(6) (6)	$ $	221,407 242,771
___________________
(1)	Amounts reflect the compensation cost of restricted stock issued in 2002 based on the market price on the grant date and expensed by the Company in the year ended December 31, 2007.
(2)
Amounts reflect the share-based compensation expense recognized by the Company in the years ended December 31, 2008 and 2007, in accordance with Statement of Financial Accounting Standards No. 123R.  Assumptions used in the calculation of these amounts are included in footnote 9 to the Notes to Consolidated Financial Statements contained in the Company’s Form 10-K for the year ended December 31, 2008.

(3)
Amounts for 2008 and 2007 represent payments made in the first quarter of 2009 for the year ended December 31, 2008 under the Company’s Key Employee Bonus Plan for 2008 and in the first quarter of 2008 for the year ended December 31, 2007 under the Company’s Key Employee Bonus Plan for 2007, respectively.

(4)
For 2008, includes a matching contribution of $6,900 and a profit sharing contribution of $2,207 made in the first quarter of 2009 for the year ended December 31, 2008 under the Company’s Profit Sharing 401(k) Plan.
For 2007, includes a matching contribution of $6,750 and a profit sharing contribution of $4,495 made in the first quarter of 2008 for the year ended December 31, 2007 under the Company’s Profit Sharing 401(k) Plan and $32,594 in life insurance premiums.

(5)
For 2008, includes a matching contribution of $5,727 and a profit sharing contribution of $1,832 made in the first quarter of 2009 for the year ended December 31, 2008 under the Company’s Profit Sharing 401(k) Plan.
For 2007, includes a matching contribution of $5,294 and a profit sharing contribution of $3,525 made in the first quarter of 2008 for the year ended December 31, 2007 under the Company’s Profit Sharing 401(k) Plan.

(6)
For 2008, includes a matching contribution of $5,742 and a profit sharing contribution of $2,136 made in the first quarter of 2009 for the year ended December 31, 2008 under the Company’s Profit Sharing 401(k) Plan.
For 2007, includes a matching contribution of $5,742 and a profit sharing contribution of $4,003 made in the first quarter of 2008 for the year ended December 31, 2007 under the Company’s Profit Sharing 401(k) Plan.

Annual Cash Incentives.  Awards pursuant to the 2008 Key Employee Bonus Plan are reported in the Summary Compensation Table above.

Based upon the recommendations of the Compensation Committee, the Board approved our 2008 Key Employee Bonus Plan (the “2008 Plan”).  The 2008 bonus pool as outlined below was based on achieving certain 2008 pre-tax operating result amounts before incentive bonus, other income/expense, extraordinary income/expense, and the effects of SFAS 123R (“adjusted operating profit”).  The bonus pool amount also includes any profit sharing contribution for 2008 as determined by the Board.

Adjusted Operating Profit	Cumulative Bonus Amount
$250,000	$25,000
$500,000	$75,000
$1,000,000	$175,000
$1,250,000	$225,000
$1,500,000	$275,000
$1,750,000	$325,000
$2,000,000	$400,000
$2,250,000	$475,000

For operating performance in excess of $2,250,000 of the adjusted operating profit amount, the Board of Directors determines the bonus pool.  The Board of Directors determined the 2008 bonus pool to be $280,200 based upon a 2008 adjusted operating profit amount of $1,621,000.  The bonus pool amount included a $29,900 profit sharing contribution for 2008.

The 2008 Plan provides the Compensation Committee will recommend the bonus payout amount for the Chief Executive Officer to the Board of Directors for its approval and the Chief Executive Officer will recommend to the Committee, who in turn will consider and recommend to the full Board, the payout amount for the remaining participants, including the other named executive officers.  The 2008 Plan provides that the bonus award will range from 0% to 100% of a participant’s salary.  The Compensation Committee reviewed and approved and recommended to the Board for its approval the Chief Executive Officer’s recommendation to award Mr. Kroll a bonus of $35,894, 26% of his 2008 base salary and to award Mr. Ferrantino, Jr. $58,327, 41% of his 2008 base salary.  In addition, the Compensation Committee recommended to the Board of Directors a 2008 bonus of $73,283 for Mr. Ferrantino, 28% of his 2008 base salary.  The final determination of the Board to approve such incentive awards included the approval of all the independent directors

Retirement Plan.  The named executive officers participated in the Company’s Profit Sharing 401(k) Plan.  Under the profit sharing section of the plan, the Company may make contributions to the plan at the discretion of the Board of Directors.  Under the 401(k) section of the plan, the Company matches 50% of employee contributions, up to 6% of compensation.

Equity Incentives.  In 2008, no option grants were made to the named executive officers, no restricted stock was awarded to the named executive officers and no restricted stock awarded to the named executive officers vested and no stock options were exercised by named executive officers.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Michael J. Ferrantino	382,845	-		$1.36	9/29/12

Michael J. Kroll	29,049	-		$4.62	10/18/10

	25,000	-		$1.10	6/26/13

	23,821	15,881	(1)	$1.24	5/4/15

Michael J. Ferrantino, Jr.	7,704	-		$1.13	1/12/13

	11,555	-		$1.10	6/26/13

	15,881	3,970	(2)	$1.30	7/28/14

	23,217	15,478	(3)	$1.24	5/4/15
___________________
(1)	7,941 shares vest on 5/5/09 and 7,940 shares vest on 5/5/10.
(2)	Shares vest on 7/29/09
(3)	7,739 shares vest on 5/5/09 and 7,739 shares vest on 5/5/10.

Potential Payments Upon Termination or Change in Control

The Company has an agreement with Mr. Ferrantino which provides that in the event of the sale of the Company prior to December 31, 2010, the Company will pay him a one-time severance equal to two years’ base salary, an aggregate of $530,045, if he is not employed as President and Chief Executive Officer of the new entity.

The Company has an agreement with Mr. Kroll which provides that in the event of the sale of the Company prior to December 31, 2010, the Company will pay him a one-time severance equal to two years’ base salary, an aggregate of $286,443, if he is not employed by the new control entity as Chief Financial Officer.

The Company has a retention agreement with Mr. Ferrantino, Jr., providing for a one-time retention payment equal to one year’s base salary, $154,050, upon a change of control of the Company prior to December 31, 2010, provided Mr. Ferrantino, Jr. continues employment with the Company through such change in control.

2.  OTHER MATTERS

Audit and Related Matters

The Audit Committee has selected Stowe & Degon, LLC (“S&D”), an independent registered public accounting firm, as auditors of the Company for 2009.  The consolidated financial statements of the Company and its subsidiaries included in the Annual Report to Stockholders for the fiscal year ended December 31, 2008 were examined by S&D which was retained on April 16, 2008.  Representatives of S&D are expected to attend the meeting with the opportunity to make a statement if they desire.  It is expected that such representatives will be available to respond to appropriate questions from stockholders.

On April 16, 2008, the Company dismissed Grant Thornton LLP (“GT”) as the Company’s independent registered public accounting firm.  The decision was recommended and unanimously approved by the Audit Committee of the Board of Directors of the Company.

The reports of GT on the financial statements of the Company as of and for the years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

GT’s report on the consolidated financial statements of the Company as of and for the years ended December 31, 2007 and 2006 contained a separate paragraph stating that “As discussed in Notes 2 and 9 to the consolidated financial statements, the Company changed its method of accounting for Share-Based Payments under SFAS No. 123(R) as of January 1, 2006.”

During the Company’s 2006 and 2007 fiscal years and through April 16, 2008, the Company did not have any disagreements with GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GT, would have caused it to make reference to the subject matter of the disagreements in connection with its report. Also during this period, there have been no reportable events as that term is described in Item 304(a)(1)(v)(A) through (D) of Regulation S-K.

During the 2006 and 2007 fiscal years and through April 16, 2008, the Company has not consulted with S&D regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and S&D did not provide a written report or oral advice to the Company which S&D concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Each of GT and S&D has informed the Company that it does not believe that the statements made in this Proxy Statement by the Company with respect to the change in accountants are incorrect or incomplete.

Additional Information

The cost of solicitation of Proxies will be borne by the Company.  If necessary to ensure satisfactory representation at this meeting, Proxies may be solicited to a limited extent by telephone or personal interview by officers and employees of the Company.  Such solicitation will be without cost to the Company, except for actual out-of-pocket communication charges.  Brokerage houses, banks, custodians, nominees and fiduciaries are being requested to forward the proxy material to beneficial owners and their reasonable expenses for doing so will be reimbursed by the Company.

Stockholders’ Proposals

From time to time shareholders present proposals which may be proper subjects for inclusion in the Proxy Statement and for consideration at an annual meeting.  Shareholders who intend to present proposals at the 2010 Annual Meeting, and who wish to have such proposals included in the Company’s Proxy Statement for the 2010 Annual Meeting, must be certain that such proposals are received by the Company’s Secretary at the Company’s executive offices, 75 South Street, Hopkinton, Massachusetts 01748, not later than December 1, 2009. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Proxy Statement.  Shareholders who intend to present a proposal at the 2010 Annual Meeting but who do not wish to have such proposal included in the Company’s Proxy Statement for such meeting must be certain that notice of such proposal is received by the Company’s Secretary at the Company’s executive offices not later than February 14, 2010.

By Order of the Board of Directors

John J. McArdle III
Secretary

March 31, 2009

Upon the written request of any stockholder of the Company, the Company will provide to such stockholder a copy of the Company’s Annual Report on Form 10-K for 2008, including the financial statements and the schedules thereto, filed with the Securities and Exchange Commission.  Any such request should be directed to Secretary, Valpey-Fisher Corporation, 75 South Street, Hopkinton, Massachusetts  01748.  There will be no charge for such report unless one or more exhibits thereto are requested, in which case the
Company’s reasonable expenses of furnishing such exhibits may be charged.

All stockholders are urged to fill in, sign and mail the enclosed Proxy promptly whether or not you expect to attend the meeting.  If you are mailing your Proxy, kindly do so sufficiently in advance of the meeting date so that it will be received in time to be counted at the meeting.

Proxy - Valpey-Fisher Corporation

Proxy Solicited by the Board of Directors for
Annual Meeting on May 14, 2009

The undersigned hereby constitutes and appoints MICHAEL J. FERRANTINO and MICHAEL J. KROLL, either one of whom is authorized to act singly, attorneys and proxies with full power of substitution according to the number of shares of Common Stock of Valpey-Fisher Corporation (the "Company") which the undersigned may be entitled to vote and with all powers which the undersigned would possess if personally present at the Annual Meeting of its stockholders to be held on May 14, 2009, at the offices of the Company, 75 South Street, Hopkinton, Massachusetts  01748, and at any adjournment thereof, on matters properly coming before the Meeting.  Without otherwise limiting the general authorization hereby given, said attorneys and proxies are instructed to vote as follows on the proposal set forth on the reverse side and described in the Proxy Statement dated March 31, 2009.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, each dated March 31, 2009.

UNLESS OTHERWISE SPECIFIED IN THE SPACE PROVIDED, THE UNDERSIGNED’S VOTE IS TO BE CAST “FOR” THE ELECTION AS DIRECTORS OF THE PERSONS NAMED IN THE PROXY STATEMENT DATED MARCH 31, 2009.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Annual Meeting Proxy Card

A     Election of Directors

The Board of Directors recommends a vote FOR all the nominees listed.

1.	Nominees:	For	Withhold		For	Withhold

	01 - Mario Alosco	☐	☐	04 - Eli Fleisher	☐	☐

	02 - Richard W. Anderson	☐	☐	05 - Lawrence Holsborg	☐	☐

	03 - Michael J. Ferrantino	☐	☐	06 - Ted Valpey, Jr.	☐	☐

B     Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

C     Authorized Signatures – This section must be completed for your instructions to be executed. – Date and Sign Below

In signing this Proxy, please sign your name or names in the boxes below in the exact form appearing on this Proxy.  When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.  EACH JOINT TENANT MUST SIGN.

Date (mm/dd/yyyy)- Please print date below	Signature 1 – Please keep signature within the box	Signature 2 - Please keep signature within the box